Investor Presentation August 2017

TECHNOLOGY | INNOVATION | SOLUTIONS Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "initiative," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding guidance relating to revenue and adjusted earnings from operations, and expected results of strategic and operating initiatives, such as improvements in cost management and lower spending rates. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to achieve operational efficiencies and meet customer demand for products and services and the risks described in the Company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted EBITDA and adjusted earnings from operations. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the accompanying table below for a reconciliation of adjusted EBITDA and adjusted earnings from operations to the most closely related GAAP measure. 2

WHO WE ARE AND WHAT WE DO 3

TECHNOLOGY | INNOVATION | SOLUTIONS We Provide Leading Hospitality Solutions Lodging Solutions ~251k rooms at 6/30/17, +5% since 6/30/16 F&B Solutions ~41k end points at 6/30/17, +13% since 6/30/16 WELL-ESTABLISHED POINT-OF-SALE 58% of Revenue 24% of Revenue DOCUMENT MANAGEMENT 9% of Revenue INVENTORY & PROCUREMENT 3% of Revenue 6% of Revenue rGUEST PRODUCTS: STAY, BUY, PAY, SEAT & ANALYZE WELL-ESTABLISHED PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage for the trailing twelve months ended June 30, 2017 4

TECHNOLOGY | INNOVATION | SOLUTIONS Gaming Hotels, Resorts and Cruise Food Service Restaurants, Universities, Stadia and Healthcare We Serve Leading Hospitality Brands 5 Food Service Restaurants, Universities, Stadia and Healthcare

TECHNOLOGY | INNOVATION | SOLUTIONS Continuing Cycle of Demand for Agilysys Products •Guests Increasingly Demand New Technology Enabled Access and Ease of Use •Growing Competition for Guest Loyalty Requires New Guest Experience Solutions • Few Vendors Focused Solely on Hospitality & Large Enough to Meet Enterprise Needs 6 Dining Experience Lodging Experience HOTEL Discover Imagine Book Arrive Depart Reflect and Share Enjoy Pay Consume Inspire Guest

TECHNOLOGY | INNOVATION | SOLUTIONS Addressing the Guest Experience Lifecycle Optimize Operations, Reduce Costs Personalized Service, Increase Lifetime Value Guest Recruitment, Increase Sales Wallet Share Growth, Improve Profitability 7

TECHNOLOGY | INNOVATION | SOLUTIONS Agilysys Products rGuest Well-Established Partner Food & Beverage Lodging Cross- Functional 8

TECHNOLOGY | INNOVATION | SOLUTIONS Agilysys Competition PMS •Oracle/Micros • Infor •PAR/Brink •Amadeus •Sabre Hospitality Solutions •Constellation •Northwind POS • Oracle/Micros • NCR • Nextep • VivoNet • Skywire • Bypass • Revel • Appetize Technologies • Lavu • Dinnerware • Clover 9

TECHNOLOGY | INNOVATION | SOLUTIONS What Makes Agilysys Different? Market-leading hospitality knowledge coupled with top technology talent Competitive Strengths Scalability Support deployments from a single end-point operation to 100K+ room enterprise on a single instance Scalability & Enterprise Structure Scalability Only industry we address; proven service and satisfaction has led to industry-leading average customer life of over ten years Hospitality Customer Focused Scalability Successfully running mission critical operations for high-profile accounts with 99.9% uptime Stability Scalability Handle disconnected scenarios for weeks at a time Offline Capabilities Scalability Full-service platform that enables enterprise integration and unfettered data access Integration & Access 10

TECHNOLOGY | INNOVATION | SOLUTIONS HELP OUR CUSTOMERS INCREASE THEIR REVENUE AND PROFITABILITY THROUGH IMPROVED GUEST EXPERIENCE AND LOYALTY USING ANY AGILYSYS PRODUCT AS WELL AS INTEGRATIONS TO 3RD PARTY SOLUTIONS, WITH DEDICATION TO PAST, PRESENT & FUTURE CUSTOMER INVESTMENTS IN OUR PRODUCTS AND SERVICES. Agilysys Vision 11

TECHNOLOGY | INNOVATION | SOLUTIONS OBSESSIVELY CUSTOMER CENTRIC ENGINEERING DRIVEN COMPANY IN EVERY MARKET WE SERVE Go To Market Strategy 12

TECHNOLOGY | INNOVATION | SOLUTIONS Strategic Initiatives to Deliver the Vision INCREASED PRODUCT DELIVERY VELOCITY GREATER PROCESS EFFICIENCIES EMPLOYEE & LEADERSHIP DEVELOPMENT PROFITABLE REVENUE GROWTH DIFFERENTIATING PRODUCT BREADTH INTERNATIONAL EXPANSION OBSESSIVE CUSTOMER CENTRICITY INNOVATION AND EXECUTION GOALS 13

TECHNOLOGY | INNOVATION | SOLUTIONS India Development Center Delhi Chennai Kolkata Mumbai Pune Bengaluru Hyderabad Kanpur Ahmedabad IDC • 17,000 Square Feet • 160 Employee Capacity • ~100 New Hires by August 31 • Full Capacity EOY FY18 • Other Tenants • Amazon, Cisco, Citi, GE 14

FINANCIAL OVERVIEW 15

TECHNOLOGY | INNOVATION | SOLUTIONS Evolving Business, Evolving P&L Financial Metrics and Valuation (*TTM) Share Price (8/14/17) $10.50 Diluted Shares Outstanding 22.7M Diluted Market Capitalization $238.4M Cash (as of 6/30/17) $43.4M Debt (as of 6/30/17) $0.2M Enterprise Value $195.2M Revenue $130.6M Gross Profit $64.3M Adjusted EBITDA^ $5.7M Adjusted Earnings from Operations^ ($11.8M) Earnings per Share ($0.55) EV/Revenue 1.5x EV/Gross Profit 3.0x Business Metrics (as of 6/30/17) Direct POS End Points Managed Y/Y Growth ~41k 13% Direct Hotel Rooms Managed Y/Y Growth ~251k 5% Recurring Revenue* As % of Total Revenue 50% Subscription Revenue* As % of Recurring Revenue 26% Subscription Revenue Growth Y/Y 58% rGuest as % of Total Revenue* 6% New Customer Count* 108 ^Non-GAAP measure, see reconciliation on slide 18. *Trailing twelve months ended June 30, 2017. 16

TECHNOLOGY | INNOVATION | SOLUTIONS Diversified Revenue Base 53% 22% 18% 6% Gaming Hotels & Resorts Food Service RUSH 37% 30% 20% 13% Support and Maintenance Products Professional Services Subscription 94% 6% Well-Established rGuest Revenue by Market Vertical* Revenue by Type* Revenue by Solution Type* *Trailing twelve months ended June 30, 2017. 17

TECHNOLOGY | INNOVATION | SOLUTIONS Strong Balance Sheet Consolidated Balance Sheet (in thousands) March 31, 2017 June 30, 2017 Cash, Cash Equivalents and Marketable Securities $49,255 $43,408 Other Current Assets 24,265 25,885 Long-Term Assets 93,785 94,952 Total Assets $167,305 $164,245 Current Liabilities $46,337 $45,031 Other Liabilities 7,299 7,299 Total Liabilities $53,636 $52,330 Shareholders’ Equity 113,669 111,915 Total Liabilities and Shareholders’ Equity $167,305 $164,245 18

TECHNOLOGY | INNOVATION | SOLUTIONS Historical Financial Results All numbers in thousands, except per share data *Trailing twelve months ended June 30, 2017. ^ Non-GAAP measure, see reconciliation on slide 20 $103,514 $120,366 $127,678 $130,591 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 FY15 FY16 FY17 TTM* Revenue ($19,288) ($16,661) ($11,568) ($11,798) ($25,000) ($20,000) ($15,000) ($10,000) ($5,000) $0 FY15 FY16 FY17 TTM* Adjusted Earnings from Operations^ $1,174 $4,287 $4,478 $5,679 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 FY15 FY16 FY17 TTM* Adjusted EBITDA^ ($11,497) ($3,765) ($11,721) ($12,382) ($14,000) ($12,000) ($10,000) ($8,000) ($6,000) ($4,000) ($2,000) $0 FY15 FY16 FY17 TTM* Loss from Continuing Operations 19

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation *Trailing twelve months ended June 30, 2017. 20 TTM* 2017 2016 2015 Net loss (12,382)$ (11,721)$ (3,765)$ (11,497)$ Income tax expense (benefit) 273 236 6 (1,054) Loss before taxes (12,109) (11,485) (3,759) (12,551) Depreciation of fixed assets 2,422 2,409 2,199 2,225 Amortization of intangibles 1,541 1,392 1,243 3,461 Amortization of developed technology 9,053 8,012 1,022 1,294 Interest income (145) (147) (63) (62) EBITDA (b) 762 181 642 (5,633) Share-based compensation 3,300 2,427 3,405 3,141 Restructuring, severance and other charges 1,508 1,561 283 1,482 Asset write-offs and other fair value adjustments - - 180 1,836 Other non-operating (income) expense 24 224 (491) 146 Legal settlements 85 85 268 203 Adjusted EBITDA (a) 5,679$ 4,478$ 4,287$ 1,174$ Capital expenditures (5,465) (4,158) (5,900) (4,650) Capitalized software development costs (12,012) (11,888) (15,048) (15,813) Adjusted Earnings from Operations (c) (11,798)$ (11,568)$ (16,661)$ (19,288)$ (a) Adjusted EBITDA, a non-GAAP financial measure, is defined as income before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (b) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (c) Adjusted Earnings from Operations, a non-GAAP financial measure, is defined as Adjusted EBITDA, less capital expenditures and capitalized software development costs AGILYSYS, INC. RECONCILIATION OF NET LOSS TO ADJUSTED EARNINGS FROM OPERATIONS (UNAUDITED) (In thousands) Twelve Months Ended March 31

TECHNOLOGY | INNOVATION | SOLUTIONS Spend and Spend as % of Revenue $10,000 $15,000 $20,000 $25,000 $30,000 FY15 FY16 FY17 TTM* Spend for PD, S&M, and G&A (GAAP) Product Development Sales and Marketing General and Administrative 10% 15% 20% 25% 30% FY15 FY16 FY17 TTM* Spend as a % of Revenue for PD, S&M, and G&A (GAAP) Product Development Sales and Marketing General and Administrative *Trailing twelve months ended June 30, 2017. 21

TECHNOLOGY | INNOVATION | SOLUTIONS Cash Flow *Trailing twelve months ended June 30, 2017. 22 TTM* FY17 FY16 FY15 Operating activities Loss from continuing operations (12,382)$ (11,721)$ (3,765)$ (11,497)$ Non cash adjustments, restructuring, legal settlements 16,704 14,110 7,741 10,117 Changes in assets & liabilities (354) 1,044 3,242 (806) Net cash provided by (used in) operating activities 3,968 3,433 7,218 (2,186) Investing activities Capital expenditures (5,465) (4,158) (5,900) (4,650) Capitalized developed software (12,012) (11,888) (15,048) (15,813) Investments 2,180 2,181 (65) 1,771 Acquistions - - - (2,941) Net cash used in investing activities (15,297) (13,865) (21,013) (21,632) Net cash used in financing activities (572) (847) (577) (401) - Effect of exchange rate (3) (74) (87) (280) - Decrease in cash & cash equivalents (11,904) (11,353) (14,459) (24,499) Cash & cash equivalents - beginning of period 55,312 60,608 75,067 99,566 Cash & cash equivalents - end of period 43,408$ 49,255$ 60,608$ 75,067$

TECHNOLOGY | INNOVATION | SOLUTIONS Hospitality Market Agilysys Revenue ~ $130.6M* 23 *Trailing twelve months ended June 30, 2017.

TECHNOLOGY | INNOVATION | SOLUTIONS $128 $148 $168 $188 $208 $228 $248 $268 $288 FY17 FY18 FY19 FY20 FY21 Mill io n s Revenue Possibilities 20% CAGR 15% CAGR 10% CAGR Estimated 10%-20% Four-Year Revenue Growth CAGR Adjusted Earnings from Operations 10%-15% of Revenue in FY2020 is Possible 24

TECHNOLOGY | INNOVATION | SOLUTIONS Fiscal 2018 Outlook On August 3, 2017, Agilysys Reiterated Outlook for FY 2018 • Revenue of approximately $136 - $140 million compared to fiscal 2017 revenue of $127.7 million • Expect bookings will continue to favor subscription-type contracts • Gross margin is expected to be in the low-50% range • Reflects the impact of higher cost of goods sold related to the previously announced general availability of early versions of rGuest Stay and Buy in FY17 • Expect to generate positive Adjusted Earnings from Operations (non-GAAP measure) in the fourth quarter of fiscal 2018 • This would represent the first quarter with positive Adjusted Earnings from Operation since prior to FY14, the year the Company became a pure play hospitality company 25

TECHNOLOGY | INNOVATION | SOLUTIONS Thank You 26